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                                                                  EXECUTION COPY





                  SECOND PRIORITY SUBSIDIARY SECURITY AGREEMENT


                           SECOND PRIORITY SUBSIDIARY SECURITY AGREEMENT, dated
                  as of June 27, 2001, made by the SUBSIDIARY GUARANTORS identified on the signature pages hereto and any other person that becomes a Subsidiary Guarantor pursuant to the Senior Credit Facility (as such term is defined below) (the "Grantors"), in favor of WILMINGTON TRUST COMPANY, a Delaware banking corporation, as collateral trustee (in such capacity, the "Second Priority Collateral Trustee") for the Second Priority Debt Parties.

         Each of the Subsidiary Guarantors has agreed to guarantee, among other things, all the obligations of the Borrower under the Second Priority Debt Documents. It is a condition precedent, among other conditions, to the effectiveness of the Second Priority Debt Documents that the Grantors execute and deliver an agreement in the form hereof to secure the Second Priority Debt Obligations, which shall include any Additional Senior Second Priority Debt Obligation, Additional Second Priority Debt Obligation, Replacement Senior Second Priority Debt Obligation or Replacement Second Priority Debt Obligation to the extent that such debt is Additional Senior Second Priority Debt, Additional Second Priority Debt, Replacement Senior Second Priority Debt or Replacement Second Priority Debt, respectively, pursuant to Section 10.12 of the Collateral Trust and Intercreditor Agreement.

         Accordingly, the Grantors and the Second Priority Collateral Trustee, on behalf of itself and each Second Priority Debt Party (and each of their respective successors or assigns), hereby agree as follows:

         SECTION 1.  Defined Terms.

         SECTION 1.01. Definitions. (a) Unless otherwise defined herein, terms used herein shall have the meanings given in the Definitions Annex annexed hereto, or if not defined therein as defined in or by reference to the Second Priority Debt Documents. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein.

         (b) The following terms shall have the following meanings:





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         "Account Debtor" means any person who is or may become obligated to any
Grantor with respect to or on account of an Account.

         "Accounts" includes the right to payment of a monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. The term includes health-care-insurance receivables. The term does not include (i) rights to payment evidenced by chattel paper or an instrument, (ii) commercial tort claims, (iii) deposit accounts, (iv) investment property, (v) letter-of-credit rights or letters of credit, or (vi) rights to payment for money or funds advanced or sold, other than rights arising out of the use of a credit or charge card or information contained on or for use with the card.

         "Accounts Receivable" means with respect to each Grantor, all right, title and interest of such Grantor to Accounts and all of its right, title and interest in any returned goods, together with all rights, titles, securities and guaranties with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary in each case whether due or become due, whether now or hereafter arising in the future.

         "Agreement" means this Second Priority Subsidiary Security Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

         "Contracts" means with respect to each Grantor, all rights of such Grantor under all contracts and agreements to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of such Grantor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of such Grantor to exercise all remedies thereunder.

         "Copyright License" means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.




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         "Copyrights" means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule 4.

         "Deposit Account" means, collectively, (a) the Lockbox Account and (b) the Government Lockbox Account, as well as any demand, time, savings, passbook, or similar account maintained with a bank. The term does not include investment property or accounts evidenced by an instrument.

         "Documents" means with respect to each Grantor, all Instruments, files, records, ledger sheets, and documents covering or relating to any of the Accounts, General Intangibles, Inventory or Proceeds.

         "Equity Interests" means shares of capital stock, partnership, joint venture, member or limited liability or unlimited liability company interests, beneficial interests in a trust or other equity ownership interests in a Person of whatever nature and rights, warranties or options to acquire the foregoing.

         "Event of Default" means an "Event of Default" as defined in any Second Priority Debt Document.

         "General Intangibles" means all choses in action and causes of action and all general intangibles of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment of any of the Accounts.

         "Government Lockbox Account" means the deposit account and corresponding lockbox established at Mellon Bank and maintained with a Government Lockbox Account Bank, Account No.[1037294].

         "Indemnitee" means the Second Priority Debt Parties and their respective officers, directors, trustees, affiliates and controlling persons.

         "Instrument" means an Instrument as defined in the Uniform Commercial Code, insofar as such Instruments evidence Intercompany Advances, Accounts Receivable or proceeds of Inventory.

         "Intellectual Property" means all inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information,


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know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

         "Intercompany Advances" means any advances or open accounts owing by the Borrower or any Subsidiary of the Borrower to any Grantor.

         "Inventory" means with respect to each Grantor, all right, title and interest of such Grantor in and to goods intended for sale or lease by such Grantor, or consumed in such Grantor's business (including, without limitation, all operating parts and supplies), together with all raw materials and finished goods, whether now owned or hereafter acquired or arising.

         "License" means any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule 4 (other than those license agreements in existence on the date hereof and listed on Schedule 4 and those license agreements entered into after the date hereof, which by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).

         "New York UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

         "Patent License" means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

         "Patents" means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on
Schedule I, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

         "Prescription Files" means, as to any Grantor, all right, title and interest of such Grantor in and to all prescription files maintained by it or on its behalf, including without limitation all patient profiles, customer lists, customer information and other records of prescriptions filled by it, in whatever form and wherever maintained by it or on its behalf, and all goodwill and other intangible assets arising from the maintenance of such records and the possession of information contained therein.



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         "Proceeds" means all "proceeds" as such term is defined in Section
9-102 of the New York UCC.

         "Second Priority Collateral" is defined in Section 2 of this Agreement.

         "Second Priority Collateral Account" means any collateral account established by the Second Priority Collateral Trustee as provided in Section
5.03 or Section 8.02.

         "Trademark License" means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

         "Trademarks" means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule I, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

         SECTION 1.2. Other Definitional Provisions. (a) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

         (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the obligations under the Second Priority Debt Documents, each Grantor hereby assigns and pledges to the Second Priority Collateral Trustee, its successors and assigns, for the ratable benefit of the Second Priority Debt Parties, and hereby grants to the Second Priority Collateral Trustee, its successors and assigns, for the ratable benefit of the Second Priority Debt Parties, a security interest, in all right, title or interest now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Second Priority Collateral"):

                  (a) all Accounts Receivable and Chattel Paper;


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                  (b) the Cash Management Accounts, the Deposit Accounts and the
         cash on deposit therein;

                  (c) all Contracts;

                  (d) all Documents;

                  (e) all General Intangibles;

                  (f) all Instruments;

                  (g) all Intellectual Property;

                  (h) all Inventory;

                  (i) all Prescription Files;

                  (j) all books and records pertaining to any and all of the foregoing and item (k) herein; and

                  (k) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

Nothing contained in this Section 2 is intended to limit any Grantor's rights to create Permitted Liens (as defined below). Second Priority Collateral shall not include any property specified in Section 2(g) above if the granting of a security interest therein would jeopardize the Grantor's rights in any pending intent-to-use applications for Federal Trademark registration.

         Each Grantor hereby irrevocably authorizes the Second Priority Collateral Trustee at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (a) whether the Grantor is an organization, the type of organization and any organizational identification number issued to the Grantor and (b) in the case of a financing statement filed as a fixture filing or covering Second Priority Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Second Priority Collateral relates. The Grantor agrees to provide such information to the Second Priority Collateral Trustee promptly upon request. In addition, each Grantor hereby authorizes and agrees that such financing statements may describe the Second Priority Collateral Trustee in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Second Priority Collateral Trustee may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Second Priority Collateral granted to the Second Priority Collateral Trustee herein, including, without limitation, describing such property as "all assets" or "all personal property."


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         Each Grantor also ratifies its authorization for the Second Priority
Collateral Trustee to file in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

         The Second Priority Collateral Trustee is further authorized to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the second priority security interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Second Priority Collateral Trustee as secured party.

         Such security interests are granted as security only and shall not subject the Second Priority Collateral Trustee nor any Second Priority Debt Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Second Priority Collateral.

         SECTION 3. Representations and Warranties. Each Grantor hereby represents and warrants, as to itself and the Second Priority Collateral in which the security interest is created hereunder, that:

         SECTION 3.01. Title; No Other Liens. Except for the security interest granted to the Second Priority Collateral Trustee for the ratable benefit of the Second Priority Debt Parties pursuant to this Agreement and the other Liens permitted to exist pursuant to the Second Priority Debt Documents (the "Permitted Liens"), each Grantor owns each item of the Second Priority Collateral free and clear of any and all Liens or claims of others (or arrangements reasonably satisfactory to the Second Priority Collateral Trustee have been made for the timely release or discharge of such Liens). No security agreement, financing statement or other public notice with respect to all or any part of such Second Priority Collateral is on file or of record in any public office, except such as have been filed or will be filed, pursuant to this Agreement, in favor of the Second Priority Collateral Trustee, for the ratable benefit of the Second Priority Debt Parties, or in respect of Permitted Liens (or arrangements reasonably satisfactory to the Second Priority Collateral Trustee have been made for the timely termination of such agreement or financing statement). Further, no Grantor has intentionally entered into any contract, lease or license in anticipation of this Agreement, which by its terms, validly prohibits the granting of a security interest herein.

         SECTION 3.02. Enforceable Obligation; Perfected, First Priority Security Interests. This Agreement constitutes a legal, valid and binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and the security interests granted pursuant to this Agreement (a) upon completion of the filings and


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other actions specified in Schedule 1 hereto (or in the case of Instruments, delivery to the Second Priority Collateral Trustee or its designee) shall constitute fully perfected security interests in the Second Priority Collateral in favor of the Second Priority Collateral Trustee for the ratable benefit of the Second Priority Debt Parties, and (b) are prior and superior in right to all other Liens (other than Permitted Liens, to the extent that such Permitted Liens are expressly permitted by the Second Priority Debt Documents to have priority) on the Second Priority Collateral in existence on the date hereof.

         SECTION 3.03. Inventory. The Inventory owned by such Grantor are kept at the locations listed in Schedule 2 hereto, which shall be updated from time to time in accordance with Section 4.05 of this Agreement, or at such other locations as shall be permitted by Section 4.04.

         SECTION 3.04. Chief Executive Office; Jurisdiction of Incorporation. As of the Closing Date, each Grantor's chief executive office, principal place of business and jurisdiction of incorporation is located at the locations listed in
Schedule 10 hereto.

         SECTION 3.05. Farm Products. None of the Second Priority Collateral constitutes, or is the Proceeds of, Farm Products (as such term is defined in the Uniform Commercial Code).

         SECTION 3.06. Intellectual Property. (a) Schedule 4 lists all Intellectual Property owned (and registered with the U.S. Copyright Office or the U.S. Patent and Trademark Office) or licensed by such Grantor in its own name on the date hereof.

         (b) On the date hereof, based on information known, or reasonably available to such Grantor, all Intellectual Property material to the conduct of such Grantor's business is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other person.

         (c) Except as set forth in Schedule 4, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

         (d) On the date hereof, based on information known, or reasonably available to such Grantor, no holding decision or judgment has been rendered by any Governmental Authority which would materially limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

         (e) Except as set forth on Schedule 4, on the date hereof, no action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to materially limit, cancel or question the validity of any Intellectual Property material to the conduct of such Grantor's business or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.


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         SECTION 4. Covenants. Each Grantor covenants and agrees with the Second
Priority Debt Parties that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

         SECTION 4.01.  [Intentionally reserved.]

         SECTION 4.02. Maintenance of Insurance. Each Grantor shall maintain insurance policies in accordance with the requirements of the Second Priority Debt Documents.

         SECTION 4.03. Maintenance of Perfected Security Interest; Further Documentation. (a) Each Grantor shall cause all filings and other actions listed in Schedule 1 to be taken. Each Grantor shall maintain the security interests created by this Agreement as first priority perfected security interests subject only to Permitted Liens, to the extent such Permitted Liens are expressly permitted by the Second Priority Debt Documents to have priority, and shall defend such security interests against all claims and demands of all persons whomsoever (other than those pursuant to Permitted Liens).

         (b) At any time and from time to time, upon the written request of the Second Priority Collateral Trustee, and at the sole expense of a Grantor, such Grantor shall promptly and duly execute and deliver such further instruments and documents and take such further action as the Second Priority Collateral Trustee may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

         (c) No Grantor shall intentionally enter into any contract, lease or license in contemplation of this Agreement, which by its terms would validly prohibit the grant of a security interest herein.

          SECTION 4.04. Changes in Locations, Name, etc. Each Grantor agrees promptly to notify the Second Priority Collateral Trustee in writing of any change (i) in its corporate name, (ii) in the location of its chief executive office or its principal place of business, (iii) in its identity or type of organization, (iv) in its Federal Taxpayer Identification Number or organizational identification number or (v) in its jurisdiction of organization. Each Grantor agrees to promptly provide the Second Priority Collateral Trustee with certified organizational documents reflecting any of the changes described in the preceding sentence. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Second Priority Collateral Trustee to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Second Priority Collateral.

          SECTION 4.05. Further Identification of Second Priority Collateral. Each Grantor shall furnish to the Second Priority Collateral Trustee from time to time statements and schedules further identifying and describing the Second Priority Collateral and such other reports in


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connection with such Second Priority Collateral as the Second Priority
Collateral Trustee may reasonably request, all in reasonable detail.

         SECTION 4.06. Notices. A Grantor shall advise the Second Priority Collateral Trustee promptly, in reasonable detail, in accordance with Section 13 hereto, of:

                  (a) any Lien (other than security interests created hereby or Permitted Liens) on any material portion of the Second Priority Collateral; and

                  (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the security interests created hereby or on the aggregate value of the Second Priority Collateral.

          SECTION 4.07. Second Priority Collateral Trustee's Liabilities and Expenses; Indemnification. (a) Notwithstanding anything to the contrary provided herein, neither the Second Priority Collateral Trustee nor any other Second Priority Debt Party assumes any liabilities with respect to any claims regarding each Grantor's ownership (or purported ownership) of, or rights or obligations (or purported rights or obligations) arising from, the Second Priority Collateral or any use (or actual or alleged misuse) whether arising out of any past, current or future event, circumstance, act or omission or otherwise, or any claim, suit, loss, damage, expense or liability of any kind or nature arising out of or in connection with the Second Priority Collateral or the production, marketing, delivery, sale or provision of goods or services under or in connection with any of the Second Priority Collateral. All of such liabilities shall, as between the Second Priority Collateral Trustee, the Second Priority Debt Parties and the Grantors, be borne exclusively by the Grantors unless such liability arises from the gross negligence or willful misconduct of the Second Priority Collateral Trustee or any Second Priority Debt Party .

         (b) Each Grantor hereby agrees to pay all reasonable expenses of the Second Priority Collateral Trustee and the other Second Priority Debt Parties and to indemnify the Second Priority Collateral Trustee and the other Second Priority Debt Parties with respect to any and all losses, claims, damages, liabilities and related expenses in respect of this Agreement or the Second Priority Collateral in each case to the extent and under the circumstances the Borrower is required to do so pursuant to the Second Priority Debt Documents.

         (c) Any amounts payable as provided hereunder shall be additional Second Priority Debt Obligations secured hereby and by the other Second Priority Debt Documents. Without prejudice to the survival of any other agreements contained herein, all indemnification and reimbursement obligations contained herein shall survive the payment in full of the principal and interest and other amounts due under the Second Priority Debt Documents and the termination of this Agreement.

         SECTION 4.08. Intellectual Property. (a) Each relevant Grantor (either itself or through licensees) will (i) continue to use each Trademark material to the conduct of such Grantor's business, to the extent that such Grantor's business operations continue as to the said


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goods and/or services (subject to such Grantor's reasonable business judgment), sufficient to avoid unintentional abandonment of any rights in such Trademarks,
(ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable law, (iv) not knowingly adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Second Priority Collateral Trustee, for the ratable benefit of the Second Priority Debt Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not knowingly (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark material to the conduct of Grantor's business may become invalidated or impaired in any way.

         (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any Patent material to the conduct of Grantor's business may become forfeited, abandoned or dedicated to the public.

         (c) Such Grantor (either itself or through licensees) will not knowingly (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any portion of the Copyrights material to the conduct of Grantor's business may become invalidated or otherwise impaired or fall into the public domain.

         (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other person.

         (e) In a status report provided to the Second Priority Collateral Trustee on a quarterly basis ("Quarterly Status Report"), such Grantor will indicate whether any application or registration relating to any material Intellectual Property has been forfeited, abandoned or dedicated to the public, or of any such determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

         (f) In the Quarterly Status Report provided to the Second Priority Collateral Trustee pursuant to Section 4.08(e), such Grantor will report whenever such Grantor, either by itself or through any agent, employee, licensee or designee, has filed an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof. Upon request of the Second Priority Collateral Trustee, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Second Priority Collateral Trustee may request to evidence the Second Priority Collateral Trustee's and Second Priority Debt Parties' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.



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         (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Intellectual Property material to the conduct of Grantor's business, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

         (h) In the event that any Intellectual Property material to the conduct of Grantor's business is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and
(ii) if such Intellectual Property is of material economic value, promptly notify the Second Priority Collateral Trustee after it learns thereof and take all reasonable steps to protect its interests, which may include bringing suit for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

          SECTION 5.  Provisions Relating to Accounts.

          SECTION 5.01. Grantors Remain Liable under Accounts. Anything herein to the contrary notwithstanding, a Grantor shall remain liable under each of the Accounts to observe and perform all the material conditions and material obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. No Second Priority Debt Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Second Priority Collateral Trustee or any Second Priority Debt Party of any payment relating to such Account pursuant hereto, nor shall any Second Priority Debt Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          SECTION 5.02. Analysis of Accounts. In addition to its rights under the Second Priority Debt Documents, the Second Priority Collateral Trustee shall have the right upon the occurrence and during the continuance of an Event of Default to make test verifications of the Accounts in any manner and through any medium that it considers reasonably advisable, and each Grantor shall furnish all such assistance and information as the Second Priority Collateral Trustee may reasonably require in connection with such test verifications. At any time and from time to time upon the occurrence and during the continuance of an Event of Default, upon the Second Priority Collateral Trustee's reasonable request and at the expense of each Grantor, each Grantor shall immediately request and use commercially reasonable efforts to cause independent public accountants or others reasonably satisfactory to the Second Priority Collateral Trustee to furnish to the Second Priority Collateral Trustee reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. Upon the occurrence and during the continuance of an Event of Default, the Second Priority Collateral Trustee in its own name or in the name of others may communicate with Account Debtors on the Accounts to verify with them to the Second Priority Collateral Trustee's reasonable satisfaction the existence, amount and terms of any Accounts and to direct all payments to the Second Priority Collateral Trustee. To the extent reasonably practicable the Second Priority Collateral Trustee will seek to take such actions through third parties.

          SECTION 5.03. Collections on Accounts. (a) The Second Priority Collateral Trustee hereby authorizes each Grantor to collect the Accounts, and the Second Priority Collateral Trustee may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Second Priority Collateral Trustee at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by a Grantor during the continuance of such an Event of Default, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Second Priority Collateral Trustee if required, in a Second Priority Collateral Account maintained under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Second Priority Collateral Trustee, subject to withdrawal by the Second Priority Collateral Trustee as provided in Section 7.03, and (ii) until so turned over, shall be held by such Grantor in trust for the Second Priority Debt Parties, segregated from other funds of such Grantor.

         (b) At the Second Priority Collateral Trustee's request after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Second Priority Collateral Trustee all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

          SECTION 5.04. Representations and Warranties. As of the Closing Date, the place where each Grantor keeps its records concerning the Accounts is at the location listed in Schedule 3 hereto.

          SECTION 5.05. Covenants. (a) The amount represented by each Grantor to the Second Priority Debt Parties from time to time as owing by each account debtor or by all Account Debtors in respect of the Accounts shall at such time be in all material respects the correct amount actually owing by such Account Debtor or debtors thereunder.

         (b) Upon the occurrence and during the continuance of an Event of Default, a Grantor shall not grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business.

         (c) Unless a Grantor shall deliver prior written notice, identifying the change of location for its books and records, such Grantor shall not remove its books and records from the location specified in Schedule 3.

         SECTION 5.06. [Intentionally reserved.]

         SECTION 6. Provisions Relating to Contracts.

         SECTION 6.01. Grantors Remain Liable under Contracts. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each Contract to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of such Contract. No Second Priority Debt Party shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by any such Second Priority Debt Party of any payment relating to such Contract pursuant hereto, nor shall any Second Priority Debt Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         SECTION 6.02. Communication With Contracting Parties. Upon the occurrence and during the continuance of an Event of Default, the Second Priority Collateral Trustee in its own name or in the name of its nominee may communicate with parties to the Contracts to verify with them to the Second Priority Collateral Trustee's reasonable satisfaction the existence, amount and terms of any Contracts. To the extent reasonably practicable the Second Priority Collateral Trustee will seek to take such actions through third parties.

         SECTION 7. Remedies.

         SECTION 7.01. Notice to Account Debtors and Contract Parties. Upon the request of the Second Priority Collateral Trustee at any time after the occurrence and during the continuance of an Event of Default, a Grantor shall notify Account Debtors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Second Priority Collateral Trustee for the ratable benefit of the Second Priority Debt Parties and that payments in respect thereof during the continuance of such an Event of Default shall be made directly to the Second Priority Collateral Trustee.

         SECTION 7.02. Proceeds to be Turned Over To Second Priority Collateral Trustee. In addition to the rights of the Second Priority Collateral Trustee and the Second Priority Debt Parties specified in Section 5.03 with respect to payments of Accounts, if an Event of Default shall occur and be continuing all Proceeds received by a Grantor consisting of cash, checks and other near-cash items shall upon the Second Priority Collateral Trustee's request be held by such Grantor in trust for the Second Priority Debt Parties, segregated from other funds of such Grantor, and shall, upon the Second Priority Collateral Trustee's request (it being understood that the exercise of remedies by the Second Priority Debt Parties in connection with an Event of Default under the Second Priority Debt Documents shall be deemed to constitute a request by the Second Priority Collateral Trustee for the purposes of this sentence) forthwith upon receipt by such Grantor, be turned over to the Second Priority Collateral Trustee in the exact form received by such Grantor (duly indorsed by such Grantor to the Second Priority Collateral Trustee, if required) and held by the Second Priority Collateral Trustee in a Second Priority Collateral Account maintained under the sole dominion and control of the Second Priority Collateral Trustee and on terms and conditions reasonably satisfactory to the Second Priority Collateral Trustee. All Proceeds while held by the Second Priority Collateral Trustee in a Second Priority Collateral Account (or by such Grantor in trust for the Second Priority Collateral Trustee and the Second Priority Debt Parties) shall subject to Section 7.03 continue to be held as collateral security for all the Second Priority Debt Obligations, and shall not constitute payment thereof until applied as provided in Section 7.03.

          SECTION 8.03. Application of Proceeds. (a) So long as the Collateral Trust and Intercreditor Agreement is in effect, following a Triggering Event (as defined therein), the proceeds of any sale or other realization upon any Collateral will be applied as set forth in the Collateral Trust and Intercreditor Agreement.

                  (b) At all times when the Collateral Trust and Intercreditor Agreement is not in effect, the proceeds of any sale or other realization upon any Collateral following an Event of Default will be applied as soon as practicable after receipt as follows:

                  FIRST: to the collateral agent under the Synthetic Lease Facility and the trustee, administrative agent, security agent or similar agent under each Additional Senior Second Priority Debt Facility, if any, and under each Replacement Senior Second Priority Debt Facility, if any, in an amount equal to the fees thereof which are unpaid as of the applicable Distribution Date and to any Synthetic Lease Party, any Additional Senior Second Priority Debt Party and any Replacement Senior Second Priority Debt Party which has theretofore advanced or paid any such fees in an amount equal to the amount thereof so advanced or paid by such Synthetic Lease Party, Additional Senior Second Priority Debt Party or Replacement Senior Second Priority Debt Party, as the case may be, pro rata based on the amounts of such fees (or such advance or payment);

                  SECOND: to the collateral agent under the Synthetic Lease Facility and the trustee, administrative agent, security agent or similar agent under each Additional Senior Second Priority Debt Facility, if any, and under each Replacement Senior Second Priority Debt Facility, if any, and any Synthetic Lease Party, any Additional Senior Second Priority Debt Party and any Replacement Senior Second Priority Debt Party to reimburse such Second Priority Representative or such Second Priority Debt Party for the amount of any advance made pursuant to Section 2.04 of the Collateral Trust and Intercreditor Agreement (with interest thereon at the Default Rate), pro rata based on the amounts so advanced;

                  THIRD: to the collateral agent under the Synthetic Lease Facility and the trustee, administrative agent, security agent or similar agent under each Additional Senior Second Priority Debt Facility, if any, and each Replacement Senior Second Priority Debt Facility, if any, for distribution to the Synthetic Lease Parties, the Additional Senior Second Priority Debt Parties, if any, and the Replacement Senior Second Priority Debt Parties, if any, to be applied to the payment of the Synthetic Lease Obligations, the Additional Senior Second Priority Debt Obligations, if any, and the Replacement Senior Second Priority Debt Obligations, if any, pro rata based on the amount of Synthetic Lease Obligations, Additional Senior Second Priority Debt Obligations and Replacement Senior Second Priority Debt Obligations then due and owing, until all the Synthetic Lease Obligations, Additional Senior Second Priority Debt Obligations and Replacement Senior Second Priority Debt Obligations have been paid in full;

                  FOURTH: to the trustee under the Exchange Note Indenture and the trustee, administrative agent, security agent or similar agent under each Additional Second Priority Debt Facility, if any, and each Replacement Second Priority Debt Facility, if any, in an amount equal to the fees thereof which are unpaid as of the applicable Distribution Date and to any Exchange Note Party, any Additional Second Priority Debt Party and any Replacement Second Priority Debt Party which has theretofore advanced or paid any such fees in an amount equal to the amount thereof so advanced or paid by such Exchange Note Party or Additional Second Priority Debt Party or Replacement Second Priority Debt Party, as the case may be, pro rata based on the amounts of such fees (or such advance or payment);

                  FIFTH: to the trustee under the Exchange Note Indenture and the trustee, administrative agent, security agent or similar agent under each Additional Second Priority Debt Facility, if any, and each Replacement Second Priority Debt Facility, if any, and any Exchange Note Party, any Additional Second Priority Debt Party and any Replacement Second Priority Debt Party to reimburse such Second Priority Representative or such Second Priority Debt Party for the amount of any advance made pursuant to Section 2.04 hereof (with interest thereon at the Default Rate), pro rata based on the amounts so advanced;

                  SIXTH: to the trustee under the Exchange Note Indenture and the trustee, administrative agent, security agent or similar agent under each Additional Second Priority Debt Facility, if any, and each Replacement Second Priority Debt Facility, if any, for distribution to the Exchange Note Parties, the Additional Second Priority Debt Parties, if any, and the Replacement Second Priority Debt Parties, if any, to be applied to the payment of the Exchange Note Obligations, the Additional Second Priority Debt Obligations, if any, and the Replacement Second Priority Debt Obligations, if any, pro rata based on the amount of Exchange Note Obligations, Additional Second Priority Debt Obligations and Replacement Second Priority Debt Obligations then due and owing, until all the Exchange Note Obligations, Additional Second Priority Debt Obligations and Replacement Second Priority Debt Obligations have been paid in full; and

                  SEVENTH: after payment in full of all Secured Obligations, to Rite Aid and the Subsidiary Guarantors or their successors or assigns, as their interests may appear, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.


          SECTION 8.04. Uniform Commercial Code Remedies. If an Event of Default shall have occurred and be continuing, the Second Priority Collateral Trustee, on behalf of the Second Priority Debt Parties may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Second Priority Debt Obligations, all rights and remedies of a senior secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Second Priority Collateral Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon a Grantor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Second Priority Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Second Priority Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of any Second Priority Debt Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Second Priority Debt Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Second Priority Collateral so sold, free of (to the extent permitted by law) any right or equity of redemption in a Grantor, which right or equity is hereby, to the extent permitted by law, waived or released. Each Grantor further agrees, at the Second Priority Collateral Trustee's request, to assemble the Second Priority Collateral and make it available to the Second Priority Collateral Trustee at places which the Second Priority Collateral Trustee shall reasonably select, whether at such Grantor's premises or elsewhere. The Second Priority Collateral Trustee shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses incurred therein or incidental to the care or safekeeping of any of such Second Priority Collateral or reasonably relating to such Second Priority Collateral or the rights of the Second Priority Collateral Trustee and the Second Priority Debt Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Second Priority Debt Obligations, in accordance with Section 7.03, and only after such application and after the payment by the Second Priority Collateral Trustee of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code, need the Second Priority Collateral Trustee account for the surplus, if any, to such Grantor. If any notice of a proposed sale or other disposition of such Second Priority Collateral shall be required by law, such notice shall be in writing and deemed reasonable and proper if given at least 10 days before such sale or other disposition.

         The Second Priority Collateral Trustee shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Second Priority Collateral by the Second Priority Collateral Trustee (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Second Priority Collateral Trustee or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Second Priority Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Second Priority Collateral Trustee or such officer or be answerable in any way for the misapplication thereof.

         SECTION 8.05. Grant of License to Use Intellectual Property. For the purpose of enabling the Second Priority Collateral Trustee to exercise rights and remedies under this Article at such time as the Second Priority Collateral Trustee shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Second Priority Collateral Trustee an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Second Priority Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Second Priority Collateral Trustee shall be exercised, at the option of the Second Priority Collateral Trustee, solely upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Second Priority Collateral Trustee in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

         SECTION 8.06. Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges it may acquire under Section 9-112 of the Uniform Commercial Code. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Second Priority Collateral are insufficient to pay the Second Priority Debt Obligations and the reasonable fees and disbursements of any attorneys employed by any Second Priority Debt Party to collect such deficiency.

         SECTION 8. Second Priority Collateral Trustee's Appointment as Attorney-in-Fact; Second Priority Collateral Trustee's Performance of Grantors' Obligations.

         SECTION 8.01. Powers. Each Grantor hereby irrevocably constitutes and appoints the Second Priority Collateral Trustee and any officer or agent thereof, with full power of substitution, during the continuance of an Event of Default, as its true and lawful attorney-in-fact, with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name from time to time in the Second Priority Collateral Trustee's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, such Grantor hereby gives the Second Priority Collateral Trustee the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following upon the occurrence and during the continuance of an Event of Default:

                  (a) in the name of such Grantor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Second Priority Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Second Priority Collateral Trustee for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Second Priority Collateral whenever payable;

                  (b) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Second Priority Collateral Trustee may request to evidence the Second Priority Collateral Trustee's and the Second Priority Debt Parties' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

                  (c) to pay or discharge taxes and Liens levied or placed on or threatened against the Second Priority Collateral (other than Permitted Liens), to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof;

                  (d) to execute, in connection with any sale provided for in
         Section 7.04 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Second Priority Collateral;

                  (e)(i) to direct any party liable for any payment under any of the Second Priority Collateral to make payment of any and all moneys due or to become due thereunder directly to the Second Priority Collateral Trustee or as the Second Priority Collateral Trustee shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Second Priority Collateral; (iii) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Second Priority Collateral;
         (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Second Priority Collateral or any thereof and to enforce any other right in respect of any Second Priority Collateral; (v) to defend any suit, action or proceeding brought against any Grantor with respect to any Second Priority Collateral Trustee; (vi) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Second Priority Collateral Trustee may deem appropriate; (vii) to the extent permitted by applicable law, assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright,

         Patent or Trademark pertains); and (viii) generally, to use, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Second Priority Collateral Trustee as fully and completely as though the Second Priority Collateral Trustee were the absolute owner thereof for all purposes, and to do, at the Second Priority Collateral Trustee's option and at the expense of such Grantor, at any time, or from time to time, all acts and things which the Second Priority Collateral Trustee reasonably deems necessary to protect, preserve or realize upon such Second Priority Collateral and the Second Priority Collateral Trustee's and the Second Priority Debt Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do; and

                  (f) to file any Uniform Commercial Code financing statement, or to take such other steps, required to perfect or confirm the perfection of any security interest described herein.

         SECTION 8.02. Performance by Second Priority Collateral Trustee of Grantor's Obligations. If any Grantor fails to perform or comply with any of its agreements contained herein, the Second Priority Collateral Trustee, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

         SECTION 8.03. Grantor's Reimbursement Obligation. The expenses of the Second Priority Collateral Trustee and any other Second Priority Debt Party, as applicable, reasonably incurred in connection with actions undertaken as provided in this Section 8, together with interest thereon at a rate per annum equal to the default rate of interest set forth in the Second Priority Debt Documents, from the date payment is demanded by the Second Priority Collateral Trustee to the date reimbursed by such Grantor, shall be payable by the Borrower to the Second Priority Collateral Trustee on demand.

         SECTION 8.04. Ratification; Power Coupled With An Interest. Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         SECTION 9. Duty of Second Priority Collateral Trustee. The Second Priority Collateral Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Second Priority Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Second Priority Collateral Trustee deals with similar property for its own account. No Second Priority Debt Party nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Second Priority Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Second Priority Collateral upon the request of a Grantor or any other person or to take any other action whatsoever with regard to the Second Priority Collateral or any part thereof. The powers conferred on the Second Priority Debt Parties hereunder are solely to protect the Second Priority Debt Parties' interests in the Second Priority Collateral and shall not impose any duty upon any Second Priority Debt Party to exercise any such powers. The Second Priority Debt Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

         SECTION 10. Execution of Financing Statements. Each Grantor authorizes the Second Priority Collateral Trustee to file financing statements with respect to the Second Priority Collateral without the signature of such Grantor in such form and in such filing offices as the Second Priority Collateral Trustee reasonably determines appropriate to perfect the security interests of the Second Priority Collateral Trustee under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         SECTION 11. Authority of Second Priority Collateral Trustee. Each Grantor acknowledges that the rights and responsibilities of the Second Priority Collateral Trustee under this Agreement with respect to any action taken by the Second Priority Collateral Trustee or the exercise or non-exercise by the Second Priority Collateral Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Second Priority Collateral Trustee and the other Second Priority Debt Parties, be governed by the Second Priority Debt Documents and by such other agreements with respect thereto as may exist from time to time among them but, as between the Second Priority Collateral Trustee and the Grantors, the Second Priority Collateral Trustee shall be conclusively presumed to be acting as agent for the other Second Priority Debt Parties with full and valid authority so to act or refrain from acting.

         SECTION 12. Notices. All notices, requests and demands to or upon the Second Priority Debt Parties or the Grantors under this Agreement shall be given or made in accordance with Section 15 of the Second Priority Subsidiary Guarantee Agreement and addressed as follows:

                  (a) if to the Second Priority Collateral Trustee, in accordance with Section 8.02 of the Collateral Trust and Intercreditor Agreement;

                  (b) if to any Grantor, c/o the Borrower at the address of the Borrower specified in Section 8.02 of the Collateral Trust and Intercreditor Agreement;

         SECTION 13. Security Interest Absolute. Subject to Section 19 hereof, all rights of the Second Priority Collateral Trustee hereunder, the security interest and all obligations of the Grantors hereunder shall be absolute and unconditional.

         SECTION 14. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Second Priority Debt Document shall be considered to have been relied upon by the Second Priority Debt Parties and shall survive the execution and delivery to the Second Priority Debt Parties of the Second Priority Debt Documents, regardless of any investigation made by the Second Priority Debt Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Second Priority Obligation, or any fee or any other amount payable under or in respect of this Agreement or any other Second Priority Debt Document is outstanding and unpaid.

         SECTION 15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

         SECTION 16. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Second Priority Debt Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Obligor or any Second Priority Debt Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Second Priority Debt Documents against any Grantor or any Second Priority Debt Party or its properties in the courts of any jurisdiction.

         (b) Each Grantor and each Second Priority Debt Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Second Priority Debt Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 17. Release. (a) This Agreement and the security interest created hereunder shall terminate when all Second Priority Debt Obligations have been fully and indefeasibly paid, at which time the Second Priority Collateral Trustee shall execute and deliver to each Grantor, or to such person or persons as such Grantor shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by such Grantor at its expense which such Grantor shall reasonably request to evidence such termination. Moreover, the security interest hereunder shall terminate with respect to an individual Second Priority Debt Obligation when that individual Second Priority Debt Obligation has been fully and indefeasibly paid. Any execution and delivery of termination statements or documents pursuant to this
Section 17(a) shall be without recourse to or warranty by the Second Priority Collateral Trustee.

         (b) All Second Priority Collateral used, sold, transferred or otherwise disposed of in accordance with the terms of the Second Priority Debt Documents (including pursuant to a waiver or amendment of the terms thereof) shall be used, sold, transferred or otherwise disposed of free and clear of the Lien and the security interest created hereunder. In connection with the foregoing, (i) the Second Priority Collateral Trustee shall execute and deliver to each Grantor, or to such person or persons as such Grantor shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by such Grantor at its expense which such Grantor shall reasonably request to evidence the release of the Lien and security interest created hereunder with respect to such Second Priority Collateral and (ii) any representation, warranty or covenant contained herein relating to such Second Priority Collateral shall no longer be deemed to be made with respect to such used, sold, transferred or otherwise disposed Second Priority Collateral.

         SECTION 18. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereunder shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 19. Collateral Trust and Intercreditor Agreement. Notwithstanding any provision to the contrary contained herein, the terms of this Agreement, the Liens created hereby, and the rights and remedies of the Second Priority Collateral Trustee and the Second Priority Debt Parties hereunder, are subject to the Collateral Trust and Intercreditor Agreement and subordinated as provided therein.

         SECTION 20. Amendments in Writing; No Waiver. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantors and the Second Priority Collateral Trustee, provided that (i) any provision of this Agreement may be waived by the Second Priority Instructing Group pursuant to a letter or agreement executed by the Second Priority Collateral Trustee or by telecopy transmission from the Second Priority Collateral Trustee, in either case with the prior written consent of the Second Priority Instructing Group and (ii) any amendment or waiver or other modification which by its terms materially adversely affects the rights of the Second Priority Debt Parties under a particular Second Priority Facility in a manner materially different from its effect on the other Second Priority Facilities shall only be effective with the consent of the Second Priority Representative for each Second Priority Facility so adversely affected.

          (b) No Second Priority Debt Party shall by any act (except by a written instrument pursuant to Section 20 hereof) or delay be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Second Priority Debt Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Second Priority Debt Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Second Priority Debt Party would otherwise have on any future occasion.

         SECTION 21. Remedies Cumulative. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         SECTION 22. Section Headings. The section and Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         SECTION 23. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of each Grantor and the Second Priority Debt Parties and their successors and assigns, provided that this Agreement may not be assigned by any Grantor without the prior written consent of the Second Priority Collateral Trustee.

         SECTION 24. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         SECTION 25. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

         SECTION 26. Additional Grantors. Pursuant to the Second Priority Debt Documents, certain Domestic Subsidiaries that were not in existence or not a Second Priority Collateral

Trustee on the date thereof are required to enter into this Agreement as a Grantor upon becoming a Domestic Subsidiary. Upon execution and delivery, after the date hereof, by the Second Priority Collateral Trustee and such Domestic Subsidiary of an instrument in the form of Annex 1, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor hereunder. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

         SECTION 27. Patient Confidentiality. The Second Priority Collateral Trustee hereby agrees on behalf of itself and each Second Priority Debt Party and any of their designees and assigns to, and shall take all reasonable steps to, comply with all applicable state or federal laws or administrative regulations regarding the confidentiality of patient records and patient medical information it receives in connection with the transactions described in this Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Second Priority Subsidiary Security Agreement to be duly executed and delivered as of the date first above written.

                                    WILMINGTON TRUST COMPANY, as Second
                                    Priority Collateral Trustee,

                                    By________________________________
                                    Name:
                                    Title:


                                    EACH OF THE SUBSIDIARIES LISTED ON
                                    SCHEDULE A HERETO, as Grantors,

                                    By________________________________
                                    Name:
                                    Title:


                                    THRIFTY PAYLESS, INC., as Grantor,

                                    By________________________________
                                    Name:
                                    Title:

Schedules:
---------

Annex 1                    Supplement
Schedule A                 Subsidiary Guarantors
Schedule 1                 Filings and Other Actions Required to Perfect
                           Security Interests
Schedule 2                 Inventory
Schedule 3                 Records of Accounts
Schedule 4                 Copyrights and Copyright Licenses; Patents and
                           Patent Licenses; and
                           Trademarks and Trademark Licenses
Schedule 5                 Perfection Certificate
Schedule 6                 Chief Executive Offices, Principal Places of Business
                           and Jurisdictions of
                           Incorporation or Organization

                                                                         Annex 1
                                                          to the Second Priority
                                                   Subsidiary Security Agreement




                           SUPPLEMENT NO. dated as of [______________________ ]
                  (this "Supplement") to the Second Priority Subsidiary Security Agreement dated as of June 27, 2001 (the "Second Priority Subsidiary Security Agreement"), between the SUBSIDIARIES GUARANTORS identified on the signature pages thereto and any other person that becomes a Subsidiary Guarantor (the "Grantors") and WILMINGTON TRUST COMPANY (the "Second Priority Collateral Trustee") for the Second Priority Debt Parties.


         A. Reference is made to the (a) the Second Priority Debt Documents and
(b) the Second Priority Subsidiary Security Agreement dated as of June 27, 2001, among the Subsidiary Guarantors and the Second Priority Collateral Trustee.

         B. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Second Priority Subsidiary Security Agreement.

         C. The Grantors have entered into the Second Priority Subsidiary Security Agreement in order to induce the Second Priority Debt Parties to enter into the Second Priority Debt Documents. Pursuant to the Second Priority Debt Documents, certain Domestic Subsidiaries that were not in existence or not a Domestic Subsidiary on the date thereof are required to enter into the Second Priority Subsidiary Security Agreement as a Grantor upon becoming a Domestic Subsidiary. Section 26 of the Second Priority Subsidiary Security Agreement provides that additional Domestic Subsidiaries may become Grantors under the Second Priority Subsidiary Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "New Grantor") is a Domestic Subsidiary and is executing this Supplement in accordance with the requirements of the Second Priority Debt Documents to become a Grantor under the Second Priority Subsidiary Security Agreement as consideration for credit previously extended to the Borrower.

         Accordingly, the Second Priority Collateral Trustee and the New Grantor agree as follows:

         SECTION 1. In accordance with Section 26 of the Second Priority Subsidiary Security Agreement, the New Grantor by its signature below becomes a Grantor under the Second Priority Subsidiary Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby agrees to all the terms and provisions of the Second Priority Subsidiary Security Agreement applicable to it as a Grantor thereunder. Each reference to a "Grantor" in the Second Priority Subsidiary Security Agreement shall be deemed to include the New Grantor. The Second Priority Subsidiary Security Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Grantor represents and warrants to the Second Priority Debt Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability.

         SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Second Priority Collateral Trustee shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Second Priority Collateral Trustee.

         SECTION 4. Except as expressly supplemented hereby, the Second Priority Subsidiary Security Agreement shall remain in full force and effect.

         SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Second Priority Subsidiary Security Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Collateral Trust and Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it c/o the Borrower as set forth in Section 8.02 of the Collateral Trust and Intercreditor Agreement.


         IN WITNESS WHEREOF, the New Grantor and the Second Priority Collateral Trustee have duly executed this Supplement to the Second Priority Subsidiary Security Agreement as of the day and year first above written.

                                      [NAME OF NEW GRANTOR],

                                      By
                                         -----------------------------------
                                         Name:
                                         Title:


                                      WILMINGTON TRUST COMPANY, as Second
                                      Priority Collateral Trustee,


                                      By
                                         -----------------------------------
                                         Name:
                                         Title:

                                                                      Schedule A
                                                          to the Second Priority
                                                   Subsidiary Security Agreement


                              SUBSIDIARY GUARANTORS
                              Subsidiary Guarantors

112 Burleigh Avenue Norfolk, LLC
1515 West State Street Boise, Idaho, LLC
1525 Cortyou Road - Brooklyn Inc.
1740 Associates, LLC
3581 Carter Hill Road - Montgomery Corp.
4042 Warrensville Center Road - Warrensville Ohio, Inc.
5277 Associates, Inc.
537 Elm Street Corporation
5600 Superior Properties, Inc.
657-659 Broadway St. Corp.
764 South Broadway- Geneva, Ohio, LLC
Ann & Government Streets- Mobile, Alabama, LLC
Apex Drug Stores, Inc.
Baltimore/Annapolis Boulevard & Governor Richie Hwy-Glen Burnie, MD, LLC Broadview and Wallings -Broadview Heights Ohio, Inc.
Central Avenue and Main Street- Petal, MS, LLC
Dominion Action Four Corporation
Dominion Action One Corporation
Dominion Action Three Corporation
Dominion Action Two Corporation
Dominion Drug Stores Corporation
Drug Fair of PA, Inc.
Drug Fair, Inc.
Eagle Managed Care Corp.
Eighth and Water Streets- Ulrichsville, Ohio, LLC
England Street-Asheland Corporation GDF, Inc.
Gettysburg and Hoover-Dayton, Ohio, LLC
Gratiot & Center-Saginaw Township, Michigan, LLC Harco, Inc.
Jaime Nathan Travis Corporation
K&B Alabama Corporation
K&B Florida Corporation
K&B Louisiana Corporation
K&B Mississippi Corporation
K&B Services, Inc.
K&B Tennessee Corporation

K&B Texas Corporation
K&B Trainees, Inc.
K&B, Incorporated
Katz & Besthoff, Inc.
Keystone Centers, Inc.
Lakehurst and Broadway Corporation
Mayfield & Chillicothe Roads- Chesterland, LLC
Munson & Andrews LLC
Name Rite, LLC
Northline & Dix- Toledo- Southgate, LLC
Ocean Acquisition Corporation
P.L.D. Enterprises, Inc.
Patton Drive and Navy Boulevard Property Corporation
Paw Paw Lake Road & Paw Paw Avenue-Coloma, Michigan, LLC
PDS-1 Michigan, Inc.
Perry Distributors, Inc.
Perry Drug Stores, Inc.
PL Xpress, Inc.
Portfolio Medical Services, Inc.
Rack Rite Distributors, Inc.
Ram-Utica, Inc.
RDS Detroit, Inc.
Reads, Inc.
Rite Aid Drug Palace, Inc.
Rite Aid Hdqtrs. Corp.
Rite Aid of Alabama, Inc.
Rite Aid of Connecticut, Inc.
Rite Aid of Delaware, Inc.
Rite Aid of Florida, Inc.
Rite Aid of Georgia, Inc.
Rite Aid of Illinois, Inc.
Rite Aid of Indiana, Inc.
Rite Aid of Kentucky, Inc.
Rite Aid of Maine, Inc.
Rite Aid of Maryland, Inc.
Rite Aid of Massachusetts, Inc.
Rite Aid of Michigan, Inc.
Rite Aid of New Hampshire, Inc.
Rite Aid of New Jersey, Inc.
Rite Aid of New York, Inc.
Rite Aid of North Carolina, Inc.
Rite Aid of Ohio, Inc.
Rite Aid of Pennsylvania, Inc.
Rite Aid of South Carolina, Inc.
Rite Aid of Tennessee, Inc.

Rite Aid of Vermont, Inc.
Rite Aid of Virginia, Inc.
Rite Aid of Washington, D.C., Inc.
Rite Aid of West Virginia, Inc.
Rite Aid Realty Corp.
Rite Aid Rome Distribution Center, Inc.
Rite Aid Transport, Inc.
Rite Aid Venturer #1, Inc.
Rite Fund, Inc.
Rite Investments Corporation
RX Choice, Inc.
Script South
Seven Mile and Evergreen-Detroit, LLC
Silver Springs Road-Baltimore, Maryland/One, LLC
Silver Springs Road-Baltimore, Maryland/Two, LLC
Sophie One Corp.
State & Fortification Streets-Jackson, Mississippi, LLC
State Street and Hill Road-Gerard, Ohio, LLC
Super Distributors, Inc.
Super Ice Cream Suppliers, Inc.
Super Laboratories, Inc.
Super Pharmacy Network, Inc.
Super Tobacco Distributors, Inc
The Lane Drug Company
The Muir Company
Thrifty Corporation
Thrifty Payless, Inc
Thrifty Wilshire, Inc.
Tyler and Sanders Roads, Birmingham-Alabama, LLC
Virginia Corporation
W.R.A.C., Inc.
Fairground, LLC
Laverdiere's Enterprises, Inc.
Leader Drugs, Inc.

                                                                      Schedule 1
                                                          to the Second Priority
                                                   Subsidiary Security Agreement


                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS


                        [Uniform Commercial Code Filings]


                         [Patent and Trademark Filings]


                               [Copyright Filings]

                                                                      Schedule 2
                                                          to the Second Priority
                                                   Subsidiary Security Agreement


                               INVENTORY LOCATIONS

                     See attached Inventory Perfection Chart

                                                                      Schedule 3
                                                          to the Second Priority
                                                   Subsidiary Security Agreement


                               RECORDS OF ACCOUNTS


A. Each of the Grantors listed below keeps its records concerning the Accounts at the following locations:

         Rite Aid Corporation
                  200 Newberry Commons
                  Etters, PA 17319-9363


         Rite Aid Corporation
                  433 Railroad Avenue
                  Shiremanstown, PA 17011


Grantors:
--------
Rite Aid Hdqtrs. Corp.
Rite Aid of Alabama, Inc.
Rite Aid of Connecticut, Inc.
Rite Aid of Delaware, Inc.
Rite Aid of Florida, Inc.
Rite Aid of Georgia, Inc.
Rite Aid of Illinois, Inc.
Rite Aid of Indiana, Inc.
Rite Aid of Kentucky, Inc.
Rite Aid of Maine, Inc.
Rite Aid of Maryland, Inc.
Rite Aid of Massachusetts, Inc.
Rite Aid of Michigan, Inc.
Rite Aid of New Hampshire, Inc.
Rite Aid of New Jersey, Inc.
Rite Aid of New York, Inc.
Rite Aid of North Carolina, Inc.
Rite Aid of Ohio, Inc.
Rite Aid of Pennsylvania, Inc.
Rite Aid of South Carolina, Inc.
Rite Aid of Tennessee, Inc.
Rite Aid of Vermont, Inc.
Rite Aid of Virginia, Inc.

Rite Aid of Washington, D.C., Inc.
Rite Aid of West Virginia, Inc.
Drug Fair of PA, Inc.
Drug Fair, Inc.
Eagle Managed Care Corp.
GDF, Inc.
Harco, Inc.
The Lane Drug Company
Keystone Centers, Inc.
Ocean Acquisition Corporation
Perry Drug Stores, Inc.
Reads, Inc.
Rite Aid Funding LLC
Rite Investments Corp.
Rite Aid Drug Palace, Inc.
Rite Aid Rome Distribution Center, Inc.
Rite Aid Transport, Inc.
RX Choice, Inc.
Script South
Thrifty Payless, Inc.
W.R.A.C., Inc.
3518 Carter Hill Road - Montgomery Corp.
4042 Warrensville Center Road - Warrensville Ohio, Inc.
5277 Associates, Inc.
537 Elm Street Corporation
5600 Superior Properties, Inc.
657-659 Broad St. Corp.
Broadview and Wallings - Broadview Heights Ohio, Inc.
Dominion Action One Corporation
Dominion Action Two Corporation
Dominion Action Three Corporation
Dominion Action Four Corporation
Dominion Drug Stores Corp.
England Street-Asheland Corporation
Jaime Nathan Travis Corporation
Lakehurst and Broadway Corporation
Patton Drive and Navy Boulevard Property Corporation
Portfolio Medical Services, Inc.
Rack Rite Distributors, Inc.
Ram-Utica, Inc.
Rite Aid Venturer #1, Inc.
Rite Fund, Inc.
The Muir Company
Virginia Corporation
K&B, Incorporated

K&B Alabama Corporation
K&B Florida Corporation
K&B Louisiana Corporation
K&B Mississippi Corporation
K&B Services, Incorporated
K&B Tennessee Corporation
K&B Texas Corporation
K&B Trainees, Inc.
Katz & Besthoff, Inc.
Super Distributors, Inc.
Super Ice Cream Suppliers, Inc.
Super Laboratories, Inc.
Super Pharmacy Network, Inc.
Super Tobacco Distributors, Inc.
Apex Drug Stores, Inc.
PDS-1 Michigan, Inc.
RDS Detroit, Inc.
Perry Distributors, Inc.
PL Xpress, Inc.
Thrifty Corporation
P.L.D. Enterprises, Inc.
Rite Aid Realty Corp.
Thrifty Wilshire, Inc.
Sophie One Corp.
Name Rite LLC 112 Burliegh Avenue Norfolk, LLC
1515 West State Street Boise, Idaho, LLC
1525 Cortyou Road - Brooklyn Inc.
1740 Associates, LLC
764 South Broadway - Geneva, Ohio, LLC
912 Elmwood Avenue - Buffalo, LLC
Ann & Government Streets - Mobile, Alabama, LLC
Baltimore/Annapolis Boulevard & Governor Richie Hwy-Glen Burnie, MD, LLC Central Avenue and Main Street - Petal, MS, LLC
Eighth and Water Streets - Ulrichsville, Ohio, LLC
Euclid and Wilders Roads- Bay City, LLC
Gettysburg and Hoover-Dayton, Ohio, LLC
Gratiot & Center - Saginaw Township, Michigan, LLC
Louisville Avenue & North 18th Street- Monroe,
Louisiana, LLC Main & McPherson - Clyde, LLC
Mayfield & Chillicothe Roads - Chesterland, LLC
Munson & Andrews LLC Northline & Dix- Toledo - Southgate, LLC
Paw Paw Lake Road & Paw Paw Avenue - Coloma, Michigan, LLC
Richmond Road & Monticello Boulevard - Richmond Heights, Ohio, LLC

Route 1 and Hood Road - Fredricksburg, LLC
Route 202 at Route 124 Jaffrey - New Hampshire, LLC
Seven Mile and Evergreen - Detroit, LLC
Silver Springs Road - Baltimore, Maryland/ One, LLC
Silver Springs Road - Baltimore, Maryland/ Two, LLC
State Street and Hill Road- Gerard, Ohio, LLC
State & Fortification Streets - Jackson, Mississippi, LLC
Tyler and Sanders Roads, Birmingham - Alabama, LLC
Fiona One Corp.
Fairground, LLC
Laverdiere's Enterprises, Inc.
Leader Drugs, Inc.

                                                                      Schedule 4
                                                          to the Second Priority
                                                   Subsidiary Security Agreement

                 RITE AID CORPORATION DOMAIN NAME REGISTRATIONS

-----------------------------------------------------------------------------------------------------------------------------------
      Domain Name               Date of Registration                       Owner                                    Status
-----------------------------------------------------------------------------------------------------------------------------------
ATRITEAID.COM                     March 12, 2001                   Rite Aid Corporation                     Record expires 3/12/02.
-----------------------------------------------------------------------------------------------------------------------------------
RITEAIDDRUGSTORE.COM              October 14, 1998                 Rite Aid Corporation                     Record expired 10/14/00.
-----------------------------------------------------------------------------------------------------------------------------------
RITEAID.NET                       January 6, 1998                  Rite Aid Corporation                     Record expires 1/7/03.
-----------------------------------------------------------------------------------------------------------------------------------
PILL-WAREHOUSE.NET                April 28, 1999                   Rite Aid Corporation                     Record expired 4/28/01.
-----------------------------------------------------------------------------------------------------------------------------------
PILLS-WAREHOUSE.ORG               May 12, 1999                     Rite Aid Corporation                     Record expired 5/12/01.
-----------------------------------------------------------------------------------------------------------------------------------
PILLSWAREHOUSE.COM                May 12, 1999                     Rite Aid Corporation                     Record expired 5/12/01.
-----------------------------------------------------------------------------------------------------------------------------------
RITEHEALTH.COM                    October 14, 1998                 Rite Aid Corporation                     Record expired 10/14/00.
-----------------------------------------------------------------------------------------------------------------------------------
RITEAID.COM                       March 28, 1996                   Rite Aid Corporation                     Record expires 3/29/03.
-----------------------------------------------------------------------------------------------------------------------------------
RITEEXPRESS.COM                   October 7, 1998                  Rite Aid Corporation                     Record expired 10/7/00.
-----------------------------------------------------------------------------------------------------------------------------------
PILLSWAREHOUSE.NET                May 13, 1999                     Rite Aid Corporation                     Record expired 5/13/01.
-----------------------------------------------------------------------------------------------------------------------------------
MILLENNIUM-RX.NET                 May 13, 1999                     Rite Aid Corporation                     Record expired 5/13/01.
-----------------------------------------------------------------------------------------------------------------------------------
PILL-WAREHOUSE.ORG                April 28, 1999                   Rite Aid Corporation                     Record expired 4/28/01.
-----------------------------------------------------------------------------------------------------------------------------------
PILL-WAREHOUSE.COM                June 5, 1999                     Rite Aid Corporation                     Record expired 6/5/01.
-----------------------------------------------------------------------------------------------------------------------------------
RITEAIDPHARMACY.COM               October 7, 1998                  Rite Aid Corporation                     Record expired 10/7/00.
-----------------------------------------------------------------------------------------------------------------------------------
PILLWAREHOUSE.COM                 April 23, 1999                   Rite Aid Corporation                     Record expired 4/23/01.
-----------------------------------------------------------------------------------------------------------------------------------


                                                     Last Revised: June 18, 2001

-----------------------------------------------------------------------------------------------------------------------------------
      Domain Name               Date of Registration                       Owner                                    Status
-----------------------------------------------------------------------------------------------------------------------------------
PILLWAREHOUSE.NET                 April 23, 1999                   Rite Aid Corporation                     Record expired 4/23/01.
-----------------------------------------------------------------------------------------------------------------------------------
RAPIDSCRIPT.COM                   October 7, 1998                  Rite Aid Corporation                     Record expired 10/7/00.
-----------------------------------------------------------------------------------------------------------------------------------
RITEAID.ORG                       January 6, 1998                  Rite Aid Corporation                     Record expires 1/7/03.
-----------------------------------------------------------------------------------------------------------------------------------
PILLSWAREHOUSE.ORG                May 13, 1999                     Rite Aid Corporation                     Record expired 5/13/01.
-----------------------------------------------------------------------------------------------------------------------------------
PILLS-WAREHOUSE.NET               May 12, 1999                     Rite Aid Corporation                     Record expired 5/12/01.
-----------------------------------------------------------------------------------------------------------------------------------
MILLENNIUM-RX.ORG                 May 12, 1999                     Rite Aid Corporation                     Record expired 5/12/01.
-----------------------------------------------------------------------------------------------------------------------------------
HEALTHPLACE.COM                   October 7, 1998                  Rite Aid Corporation                     Record expired 10/7/00.
-----------------------------------------------------------------------------------------------------------------------------------
PILLWAREHOUSE.ORG                 April 23, 1999                   Rite Aid Corporation                     Record expired 4/23/01.
-----------------------------------------------------------------------------------------------------------------------------------
PILLS-WAREHOUSE.COM               April 28, 1999                   Rite Aid Corporation                     Record expired 4/28/01.
-----------------------------------------------------------------------------------------------------------------------------------




                                                     Last Revised: June 18, 2001
                                        2

                                                            RITE AID CORPORATION
                 PENDING FEDERAL APPLICATIONS

===================================================================================================================================
                Serial No./                                                                                    Next Action/
Mark            Filing Date/          Description of Goods/Services                 Current Record Owner        Deadline
                Basis
===================================================================================================================================
1-888-RITE AID  Ser. No. 75/089,677   Retail drug store services, in Class 42.      Rite Aid Corporation     Application allowed
                April 17, 1996                                                                               to abandon per
                Intent-to-Use                                                                                client's instructions.
-----------------------------------------------------------------------------------------------------------------------------------
FLEXACIN        Ser. No. 76/004,058   Nutritional supplements for promoting         Name Rite, L.L.C.        Notice of
                March 17, 2000        bone and joint health, in Class 5.                                     Allowance issued
                Intent-to-Use                                                                                5/1/01; Statement of
                                                                                                             Use or First Request
                                                                                                             for Extension of
                                                                                                             Time due 11/1/01.
-----------------------------------------------------------------------------------------------------------------------------------
GOOD HEALTH     Ser. No. 75/900,874   Providing health information services in      Name Rite, L.L.C.        Office Action
SOLUTIONS Plus  January 20, 2000      the fields of self-care, nutrition, wellness                           issued 8/7/00,
Design          Intent-to-Use         and disease prevention; and providing                                  response filed
                                      health care services, namely health and                                2/6/01; Per PTO
                                      nutritional diagnostic tests, in Class 42.                             TRAM, approved
                                                                                                             for publication as of
                                                                                                             3/5/01--awaiting
                                                                                                             publication notice.
-----------------------------------------------------------------------------------------------------------------------------------
LIFE CHECK      Ser. No. 75/306,055   Pharmacy services, namely, monitoring         Rite Aid Corporation     Notice of
                June 10, 1997         drug interaction, in Class 42.                                         Allowance issued
                Intent-to-Use                                                                                10/31/00; Statement
                                                                                                             of Use and Protective
                                                                                                             Extension Request
                                                                                                             filed 4/30/01; Per PTO
                                                                                                             TARR, application
                                                                                                             accepted for
                                                                                                             registration on
                                                                                                             5/31/01.
-----------------------------------------------------------------------------------------------------------------------------------
POCKET MINT     Ser. No. 76/219,246   Mints, in Class 30.                           Name Rite, L.L.C.        Examiner's
                March 2, 2001                                                                                Amendment issued
                Intent-to-Use                                                                                on 6/4/01, entering
                                                                                                             disclaimer of
                                                                                                             "MINT" in
                                                                                                             application.
-----------------------------------------------------------------------------------------------------------------------------------
PROMPTSCRIPT    Ser. No. 75/547,199   Pharmacy services, in Class 42.               Name Rite, L.L.C.        Abandoned per
                September 3, 1998                                                                            Settlement
                Intent-to-Use                                                                                Agreement with
                                                                                                             AutoMed
                                                                                                             Technologies, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
PURE SPRING     Ser. No. 76/153,195   Bubble bath, bath gel, bath oil, bath         Name Rite, L.L.C.        Office Action
                October 24, 2000      powder, non-medicated bath salts, body                                 issued 3/30/01;
                Intent-to-Use         cream, body oil, body powder, deodorant                                Response due
                                      soap, skin moisturizer, shaving balm,                                  9/30/01.
                                      after-shave lotions, hand, facial and body
                                      lotion, shower gels, body shampoos, and
                                      facial conditioner gels, excluding
                                      sanitizing hand wash and instant hand
                                      sanitizer with antibacterial properties, in
                                      Class 3.
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                Serial No./                                                                                    Next Action/
Mark            Filing Date/          Description of Goods/Services                 Current Record Owner        Deadline
                Basis
===================================================================================================================================
QUICKFILL       Ser. No. 75/547,599   Pharmacy services, in Class 42.               Name Rite, L.L.C.        Abandoned per
                September 3, 1998                                                                            Settlement Agreement
                Intent-to-Use                                                                                with AutoMed
                                                                                                             Technologies, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
RAPIDSCRIPT     Ser. No. 75/541,962   Pharmacy services, in Class 42.               Name Rite, L.L.C.        Notice of
                August 24, 1998                                                                              Allowance issued
                Intent-to-Use                                                                                12/12/00; Statement
                                                                                                             of Use and Protective
                                                                                                             Extension Request
                                                                                                             filed 5/1/01; Per PTO
                                                                                                             TARR, processing of
                                                                                                             SOU completed as of
                                                                                                             5/8/01.
-----------------------------------------------------------------------------------------------------------------------------------
RITE AID GARDEN Ser. No. 75/373,987   Lawn and garden chemicals, namely,            Rite Aid Corporation     Allow to abandon
RITE            October 6, 1997       pesticides and herbicides for domestic use,                            per client's
                                      in Class 05.                                                           instructions.
-----------------------------------------------------------------------------------------------------------------------------------
RITE AID        Ser. No. 75/633,736   Retail pharmacy services, namely,             Name Rite, L.L.C.        Notice of
PHARMACY        February 4, 1999      enabling customers to fill or refill                                   Allowance issued
CONNECTION Plus Intent-to-Use         prescription orders electronically via a                               8/22/00; Statement
Design                                remote kiosk, in Class 42.                                             of Use and
                                                                                                             Protective Extension
                                                                                                             Request filed 2/20/01;
                                                                                                             Per PTO TRAM,
                                                                                                             processing of SOU
                                                                                                             completed as of
                                                                                                             3/24/01.
-----------------------------------------------------------------------------------------------------------------------------------
RITE AID        Ser. No. 75/633,735   Retail pharmacy services, namely,             Name Rite, L.L.C.        Notice of
PRESCRIPTION    February 4, 1999      enabling physicians to remotely transmit                               Allowance issued
CONNECTION Plus Intent-to-Use         prescription orders via a global computer                              8/22/00; Statement
Design                                network, in Class 42.                                                  of Use and
                                                                                                             Protective Extension
                                                                                                             Request filed 2/20/01;
                                                                                                             Per PTO TRAM, SOU
                                                                                                             forwarded to an
                                                                                                             Examiner 4/12/01;
                                                                                                             Office Action issued
                                                                                                             on 5/10/01; Response
                                                                                                             due 11/10/01.
-----------------------------------------------------------------------------------------------------------------------------------
RITE NOW RX     Ser. No. 75/547,598   Pharmacy services, in Class 42.               Name Rite, L.L.C.        Allowed to abandon
                September 3, 1998                                                                            per client's
                Intent-to-Use                                                                                instructions.
-----------------------------------------------------------------------------------------------------------------------------------
RITE AID SILVER Ser. No. 76/056,739   Promoting the sales of pharmaceutical         Name Rite, L.L.C.        Office Action
SAVERS DISCOUNT May 25, 2000          prescription products of others through a                              issued 11/22/00;
PROGRAM         Intent-to-Use         discount program, in Class 35.                                         Response filed
                                                                                                             5/21/01; awaiting
                                                                                                             further examination.
-----------------------------------------------------------------------------------------------------------------------------------
RITE AID WITH   Ser. No. 76/205,946   Retail pharmacy services, in Class 35.        Name Rite, L.L.C.        Awaiting PTO
US IT'S         February 7, 2001                                                                             examination.
PERSONAL        Intent-to-Use
-----------------------------------------------------------------------------------------------------------------------------------
SCRIPT-10       Ser. No. 75/547,198   Pharmacy services, in Class 42.               Name Rite, L.L.C.        Allowed to abandon
                September 3, 1998                                                                            per client's
                Intent-to-Use                                                                                instructions.
-----------------------------------------------------------------------------------------------------------------------------------
SCRIPTFAST      Ser. No. 75/547,197   Pharmacy services, in Class 42.               Name Rite, L.L.C.        Abandoned per
                September 3, 1998                                                                            Settlement
                Intent-to-Use                                                                                Agreement with
                                                                                                             AutoMed
                                                                                                             Technologies, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                Serial No./                                                                                    Next Action/
Mark            Filing Date/          Description of Goods/Services                 Current Record Owner        Deadline
                Basis
===================================================================================================================================
SOAKED          Ser. No. 76/116,046   Bath products, namely bubble bath, bath       Name Rite, L.L.C.        Office Action
                August 24, 2000       salts and body wash; skin care                                         issued 2/12/01;
                Intent-to-Use         preparations, namely skin lotion, in Class                             Response due
                                      3.                                                                     8/12/01.
-----------------------------------------------------------------------------------------------------------------------------------
SWIFTSCRIPT     Ser. No. 75/547,802   Pharmacy services, in Class 42.               Name Rite, L.L.C.        Abandoned per
                September 3, 1998                                                                            Settlement
                Intent-to-Use                                                                                Agreement with
                                                                                                             AutoMed
                                                                                                             Technologies, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
THE BIG FIZZ    Ser. No. 75/808,596   Fruit flavored soft drinks, in Class 32.      Name Rite, L.L.C.        Notice of
                September 23, 1999                                                                           Allowance issued
                Intent-to-Use                                                                                6/20/00, though a
                                                                                                             copy was not received
                                                                                                             and is currently
                                                                                                             unavailable. Statement
                                                                                                             of Use and Protective
                                                                                                             Extension Request
                                                                                                             filed 12/20/00; Per
                                                                                                             PTO TRAM as of
                                                                                                             2/22/01, SOU accepted
                                                                                                             and application will
                                                                                                             register in due
                                                                                                             course.
-----------------------------------------------------------------------------------------------------------------------------------
WITH US IT'S    Ser. No. 76/205,947   Retail pharmacy services, in Class 35.        Name Rite, L.L.C.        Awaiting PTO
PERSONAL        February 7, 2001                                                                             examination.
                Intent-to-Use
-----------------------------------------------------------------------------------------------------------------------------------
COMPLI-LINE     Reg. No. 1,987,679    Telephone advising and consulting service     Name Rite, L.L.C.        Sections 8 & 15
                July 16, 1996         provided to pharmacy customers to assist                               declarations due
                                      them in complying with prescribed medical                              between7/16/01 and
                                      treatment, in Class 42.                                                7/16/02.
-----------------------------------------------------------------------------------------------------------------------------------
CRYSTAL LAKE    Reg. No. 2,362,972    Bottled water, in Class 32.                   Name Rite, L.L.C.        Sections 8 & 15
                June 27, 2000                                                                                declarations due
                                                                                                             between 6/27/05 and
                                                                                                             6/27/06.
-----------------------------------------------------------------------------------------------------------------------------------
EAGLE MANAGED   Reg. No. 2,302,313    Claims processing and insurance claims        Name Rite, L.L.C.        Sections 8 & 15
CARE            December 21, 1999     administration of drug programs for third                              declarations due
                                      party payors, in Class 36; Distributorship                             between 12/21/04 and
                                      services for third party payors of computer                            12/21/05.
                                      software for management of prescription
                                      drug programs, in Class 42.
-----------------------------------------------------------------------------------------------------------------------------------
HARCO TOTAL     Reg. No. 1,227,039    Distributorship services and rental of sick   Harco Drug Inc.          Renewal due 2/8/03.
CARE SICK ROOM  February 8, 1981      room supplies and equipment, in Class 42.
SUPPLY SERVICE
Plus Design
-----------------------------------------------------------------------------------------------------------------------------------
1-800-RITE AID  Reg. No. 2,134,953    Retail drug store services, in Class 42.      Name Rite, L.L.C.        Sections 8 & 15
                February 3, 1998                                                                             declarations due
                                                                                                             between 2/3/03 and
                                                                                                             2/3/04.
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                Serial No./                                                                                    Next Action/
Mark            Filing Date/          Description of Goods/Services                 Current Record Owner        Deadline
                Basis
===================================================================================================================================
BEAUTY THE RITE Reg. No. 2,243,537    Newsletters featuring information and tips    Name Rite, L.L.C.        Sections 8 & 15
WAY             May 4, 1999           on the subjects of beauty, cosmetics, skin                             declarations due
                                      care and health care, in Class 16; Providing                           between 5/4/04 and
                                      advice related to cosmetics and beauty, in                             5/4/05.
                                      Class 41.
-----------------------------------------------------------------------------------------------------------------------------------
CANADA'S        Reg. No. 749,893      Canadian whisky, in Class 33.                 Name Rite, L.L.C.        Renewal due 5/21/03.
DOMINION RARE   May 21, 1963
-----------------------------------------------------------------------------------------------------------------------------------
DUNCAN SINCLAIR Reg. No. 787,900      Scotch whisky, in Class 33.                   Name Rite, L.L.C.        Renewal due 4/6/05.
                April 6, 1965
-----------------------------------------------------------------------------------------------------------------------------------
FIRST CLASS     Reg. No. 1,837,183    Mail order services featuring                 Name Rite, L.L.C.        Allow to lapse per
PHARMACY Plus   May 17, 1994          pharmaceuticals and other pharmacy                                     client's instructions.
Design                                merchandise, in Class 42.
-----------------------------------------------------------------------------------------------------------------------------------
FOR YOUR LIFE   Reg. No. 2,115,340    Retail drug store services, in Class 42.      Name Rite, L.L.C.        Sections 8 & 15
RITE AID'S GOT  November 25, 1997                                                                            declarations due
IT                                                                                                           between 11/25/02 and
                                                                                                             11/25/03.
-----------------------------------------------------------------------------------------------------------------------------------
GRAY DRUG       Reg. No. 1,180,634    Retail drugstore services, in Class 42.       Name Rite, L.L.C.        Allow to lapse per
                December 1, 1981                                                                             client's request.
-----------------------------------------------------------------------------------------------------------------------------------
INTELL-RX       Reg. No. 1,782,893    Providing management services; namely,        Name Rite, L.L.C.        Renewal due 7/20/03.
                July 20, 1993         prescription drug utilization review, in
                                      Class 35.
-----------------------------------------------------------------------------------------------------------------------------------
JALTA           Reg. No. 694,657      Vodka, in Class 33.                           Name Rite, L.L.C.        Allow to lapse per
(Stylized)      March 15, 1960                                                                               client's instructions.
-----------------------------------------------------------------------------------------------------------------------------------
K & B Plus      Reg. No. 954,207      Retail drug store services, in Class 42.      Name Rite, L.L.C.        Renewal due 2/27/03.
Design          February 27, 1973
-----------------------------------------------------------------------------------------------------------------------------------
K & B Plus      Reg. No. 1,165,074    Retail drug store services, in Class 42.      Name Rite, L.L.C.        Renewal due 8/11/01.
Design          August 11, 1981
-----------------------------------------------------------------------------------------------------------------------------------
MAC ALPINE      Reg. No. 695,802      Scotch whisky, in Class 33.                   Name Rite, L.L.C.        Allow to lapse per
(Stylized)      April 5, 1960                                                                                client's instructions.
-----------------------------------------------------------------------------------------------------------------------------------
NITE AID        Reg. No. 2,225,533    Retail pharmacy and drug store services, in   Name Rite, L.L.C.        Sections 8 & 15
                February 23, 1999     Class 35.                                                              declarations due
                                                                                                             between 2/23/04 and
                                                                                                             2/23/05.
-----------------------------------------------------------------------------------------------------------------------------------
OUTDOOR CHEF    Reg. No. 2,379,844    Barbecue grills and hibachis, in Class 11;    Rite Aid                 Sections 8 & 15
                August 22, 2000       Barbecue utensils, grill covers and grill     Corporation              declarations due
                Intent-to-Use         cleaning brushes, in Class 21; Matches, in                             between 8/22/05 and
                                      Class 34.                                                              8/22/06.
-----------------------------------------------------------------------------------------------------------------------------------
OUTDOOR         Reg. No. 2,358,179    Carry-all bags, lunch totes, beach            Rite Aid                 Sections 8 & 15
COMFORT         May 23, 2000          umbrellas, hip packs, and water bottle        Corporation              declarations due
                                      holders; in Class 18; Deck and patio                                   between 5/23/05 and
                                      furniture, in Class 20.                                                5/23/06.
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                Serial No./                                                                                    Next Action/
Mark            Filing Date/          Description of Goods/Services                 Current Record Owner        Deadline
                Basis
===================================================================================================================================
OWNER'S CHOICE  Reg. No. 2,358,179    Pet foods, biscuits, treat and litter, in     Rite Aid                 Sections 8 & 15
                June 13, 2000         Class 31.                                     Corporation              declarations due
                                                                                                             between 6/13/05 and
                                                                                                             6/13/06.
-----------------------------------------------------------------------------------------------------------------------------------
PERFECT PAIRS   Reg. No. 2,427,245    Coupons for retail cosmetics and beauty       Rite Aid                 Sections 8 & 15
                February 6, 2001      products, in Class 16; Promoting the sale of  Corporation              declarations due
                                      cosmetics and beauty products of others                                between 2/6/06 and
                                      through the use of a coupon, discounts,                                2/6/07.
                                      and/or rebate program, in Class 35;
                                      Providing discounts and/or rebates on the
                                      purchase of cosmetics and beauty products
                                      of others through the use of a promotional
                                      program featuring combinations of
                                      specifically identified complementary
                                      products, in Class 36.
-----------------------------------------------------------------------------------------------------------------------------------
PHOTO RITE      Reg. No. 2,352,455    Retail drug store services, namely a section  Rite Aid                 Sections 8 & 15
                May 23, 2000          in a retail drug store featuring photographic Corporation              declarations due
                                      supplies and accessories, in Class 35;                                 between 5/23/05 and
                                      Photographic processing services, namely                               5/23/06.
                                      photo finishing, photographic printing and
                                      photographic enlarging services, in Class
                                      40.
-----------------------------------------------------------------------------------------------------------------------------------
READY RX        Reg. No. 2,161,704    Automated telephone prescription refill       Name Rite, L.L.C.        Sections 8 & 15
                June 2, 1998          services, in Class 42.                                                 declarations due
                                                                                                             between 6/2/03 and
                                                                                                             6/2/04.
-----------------------------------------------------------------------------------------------------------------------------------
REVELATIONS     Reg. No. 1,809,431    Ice cream, in Class 30.                       Name Rite, L.L.C.        Renewal due 12/7/03.
                December 7, 1993
-----------------------------------------------------------------------------------------------------------------------------------
RITE ADVICE     Reg. No. 2,161,703    Providing personalized information to         Name Rite, L.L.C.        Sections 8 & 15
                June 2, 1998          customers regarding prescription drugs they                            declarations due
                                      have purchased, in Class 42.                                           between 6/2/03 and
                                                                                                             6/2/04.
-----------------------------------------------------------------------------------------------------------------------------------
RITE AID        Reg. No. 1,280,221    Retail drug store services, in Class 42.      Name Rite, L.L.C.        Renewal due 5/29/04.
                May 29, 1984
-----------------------------------------------------------------------------------------------------------------------------------
RITE AID Plus   Reg. No. 875,773      Mouthwash, toothpaste, denture cleanser,      Name Rite, L.L.C.        Renewal due 8/26/09.
Design          August 26, 1969       baby oil, personal deodorant, cream hair
                                      rinse, glycerin and rose water, bath
                                      oil, hair tonic, pre-electric shave
                                      lotion, after-shave lotion, in Class 3;
                                      Witch hazel, in Class 5.
-----------------------------------------------------------------------------------------------------------------------------------
RITE AID Plus   Reg. No. 877,669      Iodine; peroxide; alcohol; salt tablets;      Name Rite, L.L.C.        Renewal due 9/30/09.
Design          September 30, 1969    aspirins; cough syrup, cold tablets and
                                      capsules; medicated rubbing compound;
                                      soda mint and antacid tablets; mineral
                                      oils; rectal suppositories; milk of
                                      magnesia; boric acid; powdered alum;
                                      camphorated oil; spirits of camphor;
                                      spirits of ammonia; peppermint, nitre
                                      and turpentine; castor oil; glycerin;
                                      medicated cream; and epsom salts, in
                                      Class 5
-----------------------------------------------------------------------------------------------------------------------------------
RITE AID        Reg. No. 2,247,560    Retail store services in the field of         Name Rite, L.L.C.        Sections 8 & 15
COSMETICS       May 25, 1999          cosmetics, in Class 35.                                                declarations due
MONEY BACK                                                                                                   between 5/25/04 and
GUARANTEE IT'S                                                                                               5/25/05.
RISK FREE Plus
Design
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                Serial No./                                                                                    Next Action/
Mark            Filing Date/          Description of Goods/Services                 Current Record Owner        Deadline
                Basis
===================================================================================================================================
RITE AID        Reg. No. 2,387,615    Retail store services in the field of         Name Rite, L.L.C.        Sections 8 & 15
COSMETICOS      September 19, 2000    cosmetics, in Class 35.                                                declarations due
GARANTIA DE                                                                                                  between 9/19/05 and
DEVOLUCION DE                                                                                                9/19/06.
TU DINERO EN
!SIN RIESGO!
Plus Design
-----------------------------------------------------------------------------------------------------------------------------------
RITE AID GARDEN Reg. No. 2,373,996    Fertilizer for domestic use; potting soil,    Rite Aid                 Sections 8 & 15
RITE            August 1, 2000        in Class 1; Live flowers; live trees, live    Corporation              declarations due
                                      shrubs; living vegetable plants; flower                                between 8/01/05 and
                                      bulbs; top soil; mulch and seeds for plants                            8/01/06
                                      and flowers, in Class 31.
-----------------------------------------------------------------------------------------------------------------------------------
RITE AID        Reg. No. 2,281,756    Retail pharmacy services rendered by          Name Rite, L.L.C.        Sections 8 & 15
INTERNET        September 28, 1999    means of a global computer network, in                                 declarations due
REFILLS                               Class 42.                                                              between 9/28/04 and
WWW.RITEAID.CO                                                                                               9/28/05.
M Plus Design
-----------------------------------------------------------------------------------------------------------------------------------
RITE AID IT'S   Reg. No. 2,275,996    Retail drugstore and pharmacy services, in    Name Rite, L.L.C.        Sections 8 & 15
NOT JUST A      September 7, 1999     Class 35.                                                              declarations due
STORE. IT'S A                                                                                                between 9/7/04 and
SOLUTION.                                                                                                    9/7/05.
-----------------------------------------------------------------------------------------------------------------------------------
RITE AID 10     Reg. No. 2,421,850    Pharmacy services, in Class 42.               Rite Aid                 Sections 8 & 15
MINUTE          January 16, 2001                                                    Corporation              declarations due
PRESCRIPTIONS                                                                                                between 1/16/06 and
Plus Design                                                                                                  1/16/07.
-----------------------------------------------------------------------------------------------------------------------------------
RITE AID        Reg. No. 2,307,413    Providing retail pharmacy services through    Name Rite, L.L.C.        Sections 8 & 15
REFILLS BY      January 11, 2000      an interactive tone and/or voice response                              declarations due
PHONE Plus                            telephone system, in Class 42.                                         between 1/11/05 and
Design                                                                                                       1/11/06.
-----------------------------------------------------------------------------------------------------------------------------------
RITE AID SINGLE Reg. No. 2,216,866    Promoting the sales of products of others     Name Rite, L.L.C.        Sections 8 & 15
CHECK REBATES   January 12, 1999      through an in-house product rebate                                     declarations due
Plus Design                           program for a drug store, in Class 35.                                 between 1/12/04 and
                                                                                                             1/12/05.
-----------------------------------------------------------------------------------------------------------------------------------
RITE AID        Reg. No. 2,318,513    Magazines in the field of health, vitamins    Name Rite, L.L.C.        Sections 8 & 15
VITAMIN         February 15, 2000     and nutrition, in Class 16.                                            declarations due
INSTITUTE                                                                                                    between 2/15/05 and
MAGAZINE                                                                                                     2/15/06.
-----------------------------------------------------------------------------------------------------------------------------------
RITE AID        Reg. No. 2,304,222    Vitamins and herbal supplements, in Class     Name Rite, L.L.C.        Sections 8 & 15
VITAMIN         December 28, 1999     5; retail drug store services and promoting                            declarations due
INSTITUTE Plus                        the sales of vitamins and herbal                                       between 12/28/04 and
Design                                supplements through a product discount                                 12/28/05.
                                      program, in Class 35; educational
                                      services, namely, conducting classes and
                                      seminars in the vitamin and herbal
                                      supplement field, in Class 41.
-----------------------------------------------------------------------------------------------------------------------------------
RITE EXPRESS    Reg. No. 1,866,572    Packaging articles for transportation, in     Name Rite, L.L.C.        Renewal due 12/06/04.
                December 6, 1994      Class 39.
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                Serial No./                                                                                    Next Action/
Mark            Filing Date/          Description of Goods/Services                 Current Record Owner        Deadline
                Basis
===================================================================================================================================
RITE EXPRESS    Reg. No. 1,924,009    Document photocopy and utility bill           Name Rite, L.L.C.        Sections 8 & 15
                October 3, 1995       payment services, in Class 35; Providing                               declarations due
                                      money orders; prepaid debit telephone                                  10/3/01.
                                      calling card services, in Class 36; Key
                                      duplicating services, in Class 37;
                                      Facsimile transmission services, in
                                      Class 38; Mailbox rental services, in
                                      Class 39; Laminating and photographs,
                                      cards, and the like, photo film
                                      development and photo printing services,
                                      in Class 40; Passport portrait
                                      photography, in Class 42.
-----------------------------------------------------------------------------------------------------------------------------------
RITE REWARDS    Reg. No. 2,157,337    Promoting the sale of the goods of others     Name Rite, L.L.C.        Sections 8 & 15
                May 12, 1998          through the administration of incentive                                declarations due
                                      awards programs, in Class 35.                                          between 5/12/03 and
                                                                                                             5/12/04.
-----------------------------------------------------------------------------------------------------------------------------------
RITE TASTE      Reg. No. 2,062,350    Pretzels, thin pretzels, stick pretzels,      Name Rite, L.L.C.        Sections 8 & 15
                May 13, 1997          corn and flour based chips, candy, cookies,                            declarations due
                                      cakes and pies, popped popcorn, candy-                                 between 5/13/02 and
                                      coated popped popcorn, candied nuts,                                   5/13/03.
                                      granola-based snack bars and mixes, tortilla
                                      chips, and iced tea, in Class 30; Carbonated
                                      soft drinks, bottled water, and fruit juices
                                      and drinks, in Class 32.
-----------------------------------------------------------------------------------------------------------------------------------
SCOTTS GLEN     Reg. No. 720,102      Whisky, in Class 33.                          Name Rite, L.L.C.        Allow to lapse per
                August 15, 1961                                                                              client's instructions.
-----------------------------------------------------------------------------------------------------------------------------------
SENTINEL        Reg. No. 1,932,339    Smoker's articles, namely smoking tobacco     Name Rite, L.L.C.        Allow to lapse per
                October 31, 1995      and snuff, in Class 34.                                                client's instructions.
-----------------------------------------------------------------------------------------------------------------------------------
SPECIAL         Reg. No. 2,223,490    Ice cream, sherbet and frozen yogurt, in      Name Rite, L.L.C.        Sections 8 & 15
OCCASION        February 16, 1999     Class 30.                                                              declarations due
                                                                                                             between 2/16/04 and
                                                                                                             2/16/05.
-----------------------------------------------------------------------------------------------------------------------------------
SPORTSMAN       Reg. No. 637,987      Fishing tackle and equipment, namely,         Name Rite, L.L.C.        Renewal due 12/4/06.
(Stylized)      December 4, 1956      rods, line, lures, leaders, leader material
                                      and hooks, both loose and snelled, in Class
                                      28.
-----------------------------------------------------------------------------------------------------------------------------------
THE DIABETES    Reg. No. 2,193,860    Consumer health information services in       Name Rite, L.L.C.        Sections 8 & 15
CONNECTION      October 6, 1998       the field of diabetes and providing diabetes                           declarations due
                                      screening tests, in Class 42.                                          between 10/6/03 and
                                                                                                             10/6/04.
-----------------------------------------------------------------------------------------------------------------------------------
THRIFTY         Reg. No. 1,813,929    Badminton rackets, air mattresses, table      Name Rite, L.L.C.        Renewal due 12/28/03.
                December 28, 1993     tennis sets, table tennis balls, baseball
                                      gloves, fishing reels,
                                      fish hooks, fish line,
                                      snap swivels, fish rods,
                                      dry flies, lures, and golf
                                      balls, in Class 28.
-----------------------------------------------------------------------------------------------------------------------------------
TRYLON          Reg. No. 697,070      Electrified Christmas tree light bulbs and    Name Rite, L.L.C.        Allow to lapse per
(Stylized)      May 3, 1960           ornaments, in Class 11; Christmas tree                                 client's instructions.
                                      decorations; Christmas tree ornaments and
                                      artificial Christmas wreaths, in Class 28.
-----------------------------------------------------------------------------------------------------------------------------------
 YULE RITE      Reg. No. 1,860,176                                                  Name Rite, L.L.C.        Renewal due 10/25/04.
                October 25, 1994
-----------------------------------------------------------------------------------------------------------------------------------

                                       9

RITE AID CORPORATION TRADEMARK LICENSES


Trademark License Agreement (Wholesale Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid Rome Distribution Center, Inc.

Trademark License Agreement (Wholesale Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid Distributors, Inc.

Trademark License Agreement (Wholesale Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of West Virginia, Inc.

Trademark License Agreement (Wholesale Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of South Carolina, Inc.

Trademark License Agreement (Wholesale Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of Florida, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of Alabama, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of Connecticut, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of Delaware, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of Florida, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of Georgia, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of Indiana, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of Kentucky, Inc.



Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Keystone Centers, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of Maryland, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of Massachusetts, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of Michigan, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of New Hampshire, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of New Jersey, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of New York, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of North Carolina, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of Ohio, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of Pennsylvania, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of Rhode Island, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of South Carolina, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of Tennessee, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of Vermont, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of Virginia, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of Washington, D.C., Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid of West Virginia, Inc.

Trademark License Agreement (Stores and Retail Goods), dated as of May 31, 1988, between Name Rite, Inc. and Rite Aid Drug Palace, Inc.

Trademark License Agreement (Regarding K&B mark), dated as of March 5, 1999, between KBS Enterprises Inc. and Rite Aid Corporation.

                              RITE AID CORPORATION
                     FOREIGN APPLICATIONS AND REGISTRATIONS

==============================================================================================================================
  Mark        Country  Reg. No./Ser. No.           Description of              Current Record                Next Action/
                       Reg./Filing Date            Goods/Services                  Owner                      Deadline
==============================================================================================================================
REVELATIONS   Mexico   447,099                  Ice cream, in Class 30.      Name Rite, L.L.C.            Renewal due 2/12/03.
                       November 24, 1993
------------------------------------------------------------------------------------------------------------------------------
SPECIAL       Mexico   466,334                  Frozen yogurt, in Class      Name Rite, L.L.C.            Renewal due 2/12/03.
OCCASION               July 13, 1994            29.
------------------------------------------------------------------------------------------------------------------------------
SPECIAL       Mexico   466,333                  Ice cream and sherbet,       Name Rite, L.L.C.            Renewal due 2/12/03.
OCCASION               July 13, 1994            in Class 30.
------------------------------------------------------------------------------------------------------------------------------
THRIFTY       Mexico   602,624                  Ice cream, sherbet and       Name Rite, L.L.C.            Certificate of
                       March 4, 1999            frozen confectionery, in                                  Registration received
                                                Class 30.                                                 5/24/01.
------------------------------------------------------------------------------------------------------------------------------
THRIFTY       Mexico   518,855                  Frozen dairy desserts,       Name Rite, L.L.C.            Renewal due 2/25/03.
                       March 18, 1996           including frozen yogurt
                                                desserts, in Class 30.
------------------------------------------------------------------------------------------------------------------------------
THRIFTY Plus  Mexico   426,602                  Ice creams, in Class 30.     Name Rite, L.L.C.            Renewal due 6/3/02.
Design                 November 17, 1992
------------------------------------------------------------------------------------------------------------------------------
THRIFTY Plus  Mexico   462,012                  Commercialization of         Name Rite, L.L.C.            Renewal due 6/3/02.
Design                 May 16, 1994             ice creams, pastries and
                                                confectionery, in Class
                                                42.
==============================================================================================================================



                                                     Last Revised: June 18, 2001
                                       13

                              RITE AID CORPORATION
STATE REGISTRATIONS

====================================================================================================================================
  Mark         State          Registration               Description of            Current Record             Status/Next Action
                                No./Date                 Goods/Services                Owner                       Required
====================================================================================================================================
MONOGRAM 6  California        46,606                    Whiskey, in Class 33.        Name Rite, L.L.C.       Renewed; next renewal
                              August 9, 1968                                                                 due 8/9/08.
------------------------------------------------------------------------------------------------------------------------------------
K-B         Louisiana         361,588                   Retail merchandise, in       Name Rite, L.L.C.       Renewed; next renewal
                              December 15, 1978         Class 42.                                            due 12/15/08.
------------------------------------------------------------------------------------------------------------------------------------
K-B         Louisiana         501,995                   Retail drugstore and/or      Name Rite, L.L.C.       Registered; renewal due
                              October 13, 1992          photo shop, in Classes 5                             10/13/02.
                                                        and 42.
------------------------------------------------------------------------------------------------------------------------------------
K-B         Louisiana         501,996                   Retail drugstore and/or      Name Rite, L.L.C.       Registered; renewal due
                              October 13, 1992          retail photo shop of the                             10/13/02.
                                                        superstore classification
                                                        including and applying
                                                        classes of merchandise
                                                        in Classes 5 and 42.
------------------------------------------------------------------------------------------------------------------------------------
KB          Louisiana         361,548                   Retail merchandise, in       Name Rite, L.L.C.       Renewed; next renewal
                              December 15, 1978         Class 42.                                            due 12/15/08.
------------------------------------------------------------------------------------------------------------------------------------
KB          Louisiana         501,997                   Retail drugstore and/or      Name Rite, L.L.C.       Registered; renewal due
                              October 13, 1992          retail photo shop of the                             10/13/02.
                                                        superstore classification
                                                        including and applying
                                                        classes of merchandise
                                                        in Classes 5 and 42.
------------------------------------------------------------------------------------------------------------------------------------

                                                     Last Revised: June 18, 2001

====================================================================================================================================
  Mark         State          Registration               Description of            Current Record             Status/Next Action
                                No./Date                 Goods/Services                Owner                       Required
====================================================================================================================================
KB           Louisiana         501,998                   Retail drugstore and/or      Name Rite, L.L.C.      Registered; renewal due
                               October 13, 1992          photo shop of the                                   10/13/02.
                                                         superstore classification
                                                         including and applying
                                                         various classes of
                                                         merchandise, in Class
                                                         42.
------------------------------------------------------------------------------------------------------------------------------------
KB Plus      Louisiana         501,991                   Retail drug store  and/or    Name Rite, L.L.C.      Registered; renewal due
Design                         October 13, 1992          photo shop of the superstore                        10/13/02.
                                                         classification including
                                                         and applying to various
                                                         merchandise, in Classes
                                                         5, 16 and 42.
------------------------------------------------------------------------------------------------------------------------------------

                                                     Last Revised: June 18, 2001
                                       15

                  RITE AID CORPORATION COPYRIGHT REGISTRATIONS

-----------------------------------------------------------------------------------------------------------------------------
     Title of Work                Reg. No./Reg. Date                 Owner                          Status/Comments
-----------------------------------------------------------------------------------------------------------------------------
Rite Aid Corporation Index        TX4771731                    Name Rite, L.L.C.             Registered; Chain of title is
(Internet Web Site)               May 8, 1998                                                clear.
-----------------------------------------------------------------------------------------------------------------------------


                                                      Last Revised: June18, 2001

                                                                      Schedule 5
                                                          to the Second Priority
                                                   Subsidiary Security Agreement





                             PERFECTION CERTIFICATE


                                                      Last Revised: June18, 2001